                                                 Contract No. __________________

                     THE NEBRASKA GAME AND PARKS COMMISSION
                           NEDAK TRACK LEASE AGREEMENT

THIS TRACK LEASE AGREEMENT  ("Agreement") made as of this 19th day of June, 2007
("Effective  Date"),  by and between THE NEBRASKA GAME AND PARKS  COMMISSION,  a
State Agency  (hereinafter  called "NGPC"),  and NEDAK ETHANOL,  LLC, a Nebraska limited liability company (hereinafter called "NEDAK").

WHEREAS,  NEDAK desires to lease certain  land,  and to construct,  maintain and operate upon it, certain railroad trackage and appurtenances thereto. Said land, referred to herein as "Track Area," is legally described in and also depicted on the Plot Plan in Exhibit "A" attached hereto and incorporated herein and located at or near O'Neill, County of Holt, State of Nebraska. NEDAK wishes to construct a private (not common carrier  subject to the entry or exit  jurisdiction of the
Surface  Transportation  Board pursuant to the ICC  Termination Act or any other federal or state statute or  regulation)  rail spur and/or siding upon said land in  accordance  with the plans  contained  on Exhibit  "B"  attached  hereto and incorporated  herein  ("Plans")  to  facilitate  the  transportation  by rail of ethanol,  grain, corn, and other commodities or products related to, produced at or useful in connection  with the  construction,  reconstruction,  ownership and operation of an ethanol  production plant or any facility  functionally  related thereto  (collectively  the "Products") which NEDAK is constructing and plans to operate in or near  Atkinson,  County of Holt,  State of Nebraska (the "Plant");
and

WHEREAS, NGPC agrees to lease the Track Area to NEDAK solely for use by NEDAK as a private rail spur track for the purposes and subject to the limitations  above recited; and

WHEREAS,  both parties desire to contract with each other in accordance with the terms set forth below.

NOW,  THEREFORE,  in consideration of the mutual covenants contained herein, the parties agree to the lease,  maintenance  and operation of the Track Area on the following terms and conditions:

LEASE OF TRACK

1.   Upon the terms and conditions set forth herein,  NGPC shall lease to NEDAK, and NEDAK  shall  accept  and lease  from  NGPC the Track  Area.  The lease granted by NGPC to NEDAK by this Agreement is expressly made subject to all rights,  interests,  and estates of third  parties in and to the Track Area that are set forth as "Permitted  Exceptions" on Exhibit D attached  hereto and made a part hereof.

PERMITTED USE

2.   (a) NEDAK and its employees,  agents,  permitted assignees or successors or their agents,  designees,  contractors and  subcontractors,  shall have the right to use the Track Area for the construction and location of a railroad bed, trackage,  and related facilities and equipment (including  utilities)
     as described on the Plans and as otherwise  described  herein.  NEDAK shall have a temporary easement,  expiring no later than eighteen months from the
     Effective  Date,  over the area  depicted on the Plot Plan and described as
     "Easement `A'" in Exhibit "C" ("Cowboy  Trail")  attached hereto and made a part hereof for purposes of  constructing  the railroad  bed,  trackage and related  facilities.  Notwithstanding  anything  else  in  this  agreement, construction  of the  trackage  shall  not occur  until  NEDAK  shall  have substantially completed at its expense, and in a manner acceptable to NGPC, the relocation of the pedestrian/bicycle  trail located on the Cowboy Trail as of the Effective Date and  construction of a fence between the relocated trail  and the  Track  Area,  in  accordance  with the  Plans  (the  "Trail
     Relocation").   The  parties  anticipate  that  such  relocation  shall  be substantially completed on or about August 31, 2007.

     (b) NEDAK and its agents,  designees and contractors,  shall have the right to (i)  transport  over  the  Track  Area in  railroad  tank  cars or other appropriate rail cars any Products,  at all times,  whether manufactured at the  Plant or any  future  NEDAK  ethanol  plant,  during  construction  or reconstruction,  ownership or  operation;  and (ii) conduct any related car storage of the  Products  over or on the Track Area  (items (i) and (ii) of
     this   subsection   2(b)  shall   collectively   constitute  the  "Railroad
     Transport").

     (c) Notwithstanding  any other provision in this Lease,  neither NEDAK, its successor,  nor any railroad  operating company providing railroad services on or over the Track  Area (i) shall  hold  itself  out to  provide  common carrier  railroad  services on or over the Track  Area,  nor (ii) serve any shipper  other than NEDAK (or its  successor),  over the Track Area. In the event NEDAK, its successor,  or any railroad  operating  company  providing railroad  operating services on or over the Track Area hold itself out as a common  carrier,  or seeks to provide rail

     transportation services to any shipper other than NEDAK (or its successor), then this lease shall  automatically  terminate.  NEDAK (or its successor), shall be liable for, and  responsible to pay, all attorneys' fees and other expenses  and costs  incurred by or on behalf of NGPC  associated  with any litigation or proceeding required to enforce the termination, including any proceedings before the Surface  Transportation Board. In the event NEDAK or its successor  wishes to provide or to permit common carrier  services over the Track Area,  NEDAK or its successor  shall first obtain the approval in writing of NGPC to an amendment to this lease so  authorizing  such service pursuant to a modified certificate of public convenience and necessity (the regulations governing which are currently codified at 49 C.F.R. ss. 1150.21 et seq.). Any such certificate must contain  provisions  acceptable to NGPC so as to ensure  faithful  performance of the lease,  as amended.  NGPC may withhold approval of a lease amendment for any reason.

MAINTENANCE OF TRACK

3.   (a)  NEDAK  shall  be  solely  responsible  for any  and all  construction, maintenance,  and operation of railroad trackage on or over the Track Area.
     Maintenance for the purpose of this Agreement includes,  but is not limited to, providing proper drainage along the Track Area,  keeping the Track Area free and clear of trail,  debris, snow, ice,  vegetation,  structures,  and other  obstacles,  maintaining  any grade crossing  warning  devices,  stop signs,  gates,  fences or barriers,  roadway  construction,  track drainage
     facilities,   lighting,  track  signals  and  signal  maintenance.   In  so
     maintaining its trackage,  NEDAK shall use its best efforts to not increase
     NGPC's  costs for  maintaining  portions of the Cowboy  Trail not leased to
     NEDAK,  and hereby  agrees to reimburse  the NGPC for any increase in costs related to the Track Area leased to NEDAK.

     (b) NEDAK shall at all times,  and at its sole risk and expense,  maintain, or cause to be maintained, the Track Area in compliance with all applicable
     Legal Requirements as defined below.

     (c) In the event  NGPC has  actual  knowledge  that  NEDAK  operates  or is operating or has operated over the Track Area in a fashion contrary to this
     Agreement,  such  situation  shall not be deemed  to be,  nor  deemed to be evidence of, a waiver by NGPC of NEDAK's obligations contained herein or of
     NGPC's right to recover for or be indemnified and defended  against any and all damages to property,  and injury to or death of persons that may result therefrom.

TERM

4.   This Agreement  shall be effective upon signing and shall remain  effective for a period of ten (10) years.  This Agreement shall  automatically  renew for  additional ten year terms unless any one party gives written notice of its  intent not to renew to the other  parties  at least 9 calendar  months prior to the date of  expiration.

RENTAL

5.   (a) NEDAK shall pay to NGPC an initial  processing  fee of $10,000 to cover costs  associated with  formulation of this Agreement and initial review of trail and facility plans. Such fee shall be non-refundable and shall be due no later than ten (10) days following full execution of this Agreement.  If such fee is not paid,  then this Agreement shall be null and void and of no effect.

     (b) NEDAK shall pay to NGPC an annual  rental fee of $10,000  each year for the period of the initial term. If this Agreement is renewed as provided in the preceding section,  the annual rental fee for the new term shall remain the same but  adjusted for  inflation  by the greater of the  proportionate increase of the  following  two indices:  (i) Consumer  Price Index for All
     Urban Consumers (CPI-U) as maintained by the United States Government, with
     January   2007  as  the  base  [the   reference   base   level  is  202.416
     (1982-84=100)]  and the last available month preceding rental adjustment as the comparison; and (ii) the average price of West Texas Intermediate (WTI)
     spot market  price  Cushing  OK, FOB, in dollars per barrel,  with the year
     2006 as the base level,  and the last  available 12 month period  preceding
     rental   adjustment  as  the  comparison,   as  maintained  by  the  Energy
     Information Administration, U.S. Department of Energy.

     (c) The  fiscal  year for which  rental is due shall be based on the annual anniversary  date of the  Effective  Date.  Payment  in full  shall be made within  thirty  (30) days after the  anniversary  date.  NEDAK  shall be in default of this Agreement in the event that any payment is more than thirty
     (30) days late.

     (d) In the event that  NEDAK  shall fail to pay any monies due to NGPC when payment is due,  then NEDAK shall pay  interest on such unpaid sum from the payment due date to the date of payment by NEDAK at an annual rate equal to
     (i) the greater of (a) for the period  January 1 through June 30, the prime rate last  published in The Wall Street  Journal in the preceding  December plus two and one-half  percent (2 1/2%),  and for the period July 1 through
     December 31, the prime rate last  published  in The Wall Street  Journal in the  preceding  June plus two and  one-half  percent  (2 1/2%),  or (b) ten percent  (10%),  or (ii) the maximum rate  permitted  by law,  whichever is less.

COMPLIANCE WITH LAWS

6.   (a) NEDAK shall be responsible for obtaining,  without expense to NGPC, any and all real  property  rights in addition to this  Agreement  required for rail  construction  and  operation on the Track Area, as well as all public authority and permission, including applicable permits, for the maintenance and  operation  of rail and any other NEDAK  facilities  on the Track Area, provided  NEDAK may not

     obligate NGPC in any way therewith  contrary to the terms of this Agreement or without the prior written consent from NGPC.

     (b) NEDAK  further  agrees that it will exercise its rights and fulfill its
     obligations   hereunder  in  full  compliance  with  all  laws,   statutes,
     regulations,  ordinances, orders, covenants and restrictions (collectively,
     "Legal Requirements") relating to the use of the Track Area.

OPERATION OF TRACK

7.   (a) In the event  the  Track  Area is used for  receiving,  forwarding,  or storing  hazardous  materials  as defined by any federal,  state,  or local environmental law or regulation, NEDAK agrees to comply with all applicable
     Legal  Requirements  concerning the same.

     (b) In the event NEDAK  desires or is  required  to install  adjacent to or within the Track  Area any gates,  fencing,  facilities  or safety  devices
     ("Additional Structures") other than those provided for in the Plans, NEDAK shall first submit in writing to NGPC the plans and specifications for such
     Additional  Structures,  and  secure  written  approval  from  NGPC,  which approval will not be unreasonably withheld or delayed,  before construction of any Additional Structures by NEDAK; provided, installation of Additional
     Structures  does  not  include  replacement  or  repair  of  structures  or facilities described in the Plans.

     (c) NEDAK shall construct,  install,  use,  maintain,  and repair the Track
     Area at its sole risk and expense,  in accordance  with  railroad  industry standards.  NEDAK, during the installation,  construction,  use, operation, renewal,  relocation,  modification,  maintenance  and  repair of the Track
     Area, shall exercise commercially reasonable diligence to prevent damage to the  property  of NGPC or injury to its  agents,  employees,  invitees  and contractors. NEDAK shall use commercially reasonable efforts to ensure that its construction,  installation,  use, maintenance, and repair of the Track
     Area will not pose danger to or interfere  with the safe  operations of the
     Cowboy Trail for NGPC or its employees or invitees.  Except in  unavoidable emergencies,  NEDAK shall not obstruct use of the Cowboy Trail  adjacent to the Track Area or  elsewhere  without  the prior  written  consent of NGPC, which consent may not be unreasonably withheld.

     (d) NEDAK  agrees  that NGPC shall not be  required to furnish to NEDAK any water, light, power or any other services in connection with the use of the
     Track Area.

     (e) In the event the public authority having jurisdiction  thereover orders the  separation  of the  grade  of the  Track  Area and any  street,  road, highway,  other rail line or the like, or requires installation of gates or signals,  NEDAK  shall be solely  responsible  for all such  costs and NGPC shall not be  obligated  to  contribute  to,  or bear any costs  associated therewith.

DEFINITION OF COST AND EXPENSE

8.   For  the  purpose  of  this  Agreement,  "cost'  or  "costs"  "expense"  or
     "expenses" includes, but is not limited to, actual labor and material costs including  all  assignable  additives,  and  material  and supply  costs at current value where used.

RIGHT OF NGPC TO USE

9.   All rights  granted to NEDAK  hereunder are subject and  subordinate to the prior and continuing right of the NGPC,  without  liability to NEDAK or any other party for compensation or damages thereto: (a) to use all portions of the Cowboy Trail other than the Track Area for any lawful purpose;  and (b)
     to allow to be constructed upon all portions of the Cowboy Trail other than the Track Area such other facilities and to use such portions in any manner as NGPC in its sole discretion deems  appropriate;  provided such use under section  9 shall not  interfere  with  NEDAK's  use of said  Track  Area as described herein.

CLEARANCES

10.  (a) NEDAK  shall not place,  permit to be placed,  or allow to remain,  any permanent or temporary  material,  structure,  pole,  or other  obstruction within 8 1/2 feet laterally from the center (nine and one-half (9-1/2) feet on either  side of the  centerline  of curved  Track  Area) or from 24 feet vertically  from  the  top  of  the  rail  of  said  Track  Area  ("Minimal
     Clearances"),  provided  that if any  Legal  Requirement  requires  greater clearances  than those  provided  for in this  Section 10, then NEDAK shall strictly comply with such Legal Requirement.  However,  vertical or lateral clearances which are less than the Minimal Clearances but are in compliance with Legal Requirements will not be a violation of this Section 10, so long as NEDAK strictly complies with the terms of any such Legal Requirement.

     (b) NGPC's  operation over the Track Area with knowledge of an unauthorized reduced  clearance will not be a waiver of the covenants of NEDAK contained in this Section 10 or of NGPC's right to recover for and be indemnified and defended  against  such  damages  to  property,  and  injury to or death of persons, that may result therefrom.

     (c) NEDAK  shall not place or allow to be placed any freight car within 250 feet of either side of any at-grade  crossings on the Track Area;  provided that NEDAK shall be allowed to place freight cars within 250 feet of either side of the private drive referenced in section 5(b) of the conditional use permit attached hereto as Exhibit "E" and incorporated herein by reference.

PUBLIC ASSESSMENTS

11.  NEDAK shall timely pay all compensation, assessments and levies required at any  time by a  municipality,  public  authority,  corporation,  or  person related to  maintaining  and  operating  on or over the Track Area.  In the event that this Agreement  results in the imposition of, or an increase in, any tax or assessment for which NGPC is  responsible,  then NEDAK shall pay that amount within fifteen (15) days of receipt of an invoice for same from
     NGPC.  NEDAK  shall not cause or permit any liens to be filed  against  the
     Track  Area or any NGPC  property.  In the event any such  liens are filed,
     NEDAK  shall  cause such liens to be  released  within  fifteen  (15) days.
     Notwithstanding  any other provision in this  Agreement,  NEDAK's breach of this paragraph  shall permit NGPC in its sole  discretion to terminate this
     Agreement;  provided  NGPC first gives NEDAK notice of  termination  and an opportunity  for NEDAK to cure the breach  within  thirty (30) days of such notice;  provided,  however,  in the event that NEDAK is unable to cure the breach but has commenced the cure of such breach within such 30-day period, the above cure period  shall be tolled for as long as NEDAK  continues  its diligent efforts to cure the breach.

LIABILITY

12.  (a) TO THE FULLEST EXTENT PERMITTED BY LAW, NEDAK SHALL  INDEMNIFY,  DEFEND
     AND HOLD HARMLESS  NGPC AND THE STATE OF NEBRASKA AND ITS VARIOUS  AGENCIES
     AND   INSTRUMENTALITIES,   SUCCESSORS,   ASSIGNS,   LEGAL  REPRESENTATIVES,
     OFFICERS,  DIRECTORS,  SHAREHOLDERS,  EMPLOYEES  AND AGENTS  (COLLECTIVELY,
     "INDEMNITEES")  FOR,  FROM AND  AGAINST  ANY AND ALL  CLAIMS,  LIABILITIES,
     FINES, PENALTIES,  COSTS, DAMAGES,  LOSSES, LIENS, CAUSES OF ACTION, SUITS,
     DEMANDS,  JUDGMENTS  AND EXPENSES  (INCLUDING,  WITHOUT  LIMITATION,  COURT
     COSTS, ATTORNEYS' FEES AND COSTS OF INVESTIGATION,  REMOVAL AND REMEDIATION
     AND GOVERNMENTAL OVERSIGHT COSTS) ENVIRONMENTAL OR OTHERWISE  (COLLECTIVELY
     "LIABILITIES")  OF ANY NATURE,  KIND OR DESCRIPTION OF ANY PERSON OR ENTITY
     DIRECTLY OR  INDIRECTLY  ARISING OUT OF,  RESULTING  FROM OR RELATED TO (IN
     WHOLE OR IN PART):

          (i) THIS AGREEMENT,  INCLUDING,  WITHOUT LIMITATION, ITS ENVIRONMENTAL
          PROVISIONS,

          (ii) ANY RIGHTS OR INTERESTS GRANTED PURSUANT TO THIS AGREEMENT,

          (iii) NEDAK'S  OCCUPATION AND USE OF NGPC'S PROPERTY OR THE USE OF AND
          OPERATION BY NGPC UPON NEDAK'S PROPERTY,

                                       7

          (iv) THE  ENVIRONMENTAL  CONDITION  AND  STATUS OF THE TRACK OR NGPC'S
          PROPERTY  CAUSED BY,  AGGRAVATED BY, OR CONTRIBUTED TO, IN WHOLE OR IN
          PART, BY NEDAK,

          (v)  THE ENVIRONMENTAL CONDITION AND STATUS OF NEDAK'S FACILITIES, OR

          (vi)  ANY ACT OR  OMISSION  OF  NEDAK  OR  NEDAK'S  OFFICERS,  AGENTS,
          INVITEES,  EMPLOYEES,  OR  CONTRACTORS  (including any rail carrier or trucking  company  serving  NEDAK),  OR ANYONE  DIRECTLY OR INDIRECTLY
          EMPLOYED BY ANY OF THEM,  OR ANYONE THEY  CONTROL OR EXERCISE  CONTROL
          OVER, THE ONLY LIABILITIES WITH RESPECT TO WHICH NEDAK'S OBLIGATION TO
          INDEMNIFY THE INDEMNITEES DOES NOT APPLY ARE LIABILITIES TO THE EXTENT
          PROXIMATELY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN
          INDEMNITEE.

     (b) FURTHER, NOTWITHSTANDING THE LIMITATION IN SECTION 12(a), NEDAK NOW AND
     FOREVER WAIVES ANY AND ALL CLAIMS,  REGARDLESS  WHETHER BASED ON THE STRICT
     LIABILITY,  NEGLIGENCE OR OTHERWISE,  THAT NGPC IS AN "OWNER",  "OPERATOR",
     "ARRANGER",  OR  "TRANSPORTER"  OF NEDAK'S  FACILITIES  OR TRACKAGE FOR THE
     PURPOSES  OF  CERCLA  OR  OTHER  ENVIRONMENTAL  LAWS.  NEDAK  WILL  DEFEND,
     INDEMNIFY,  AND HOLD THE INDEMNITEES HARMLESS FROM ANY AND ALL SUCH CLAIMS.
     NEDAK  FURTHER  AGREES  THAT THE USE OF THE TRACK AS  CONTEMPLATED  BY THIS
     AGREEMENT  SHALL  NOT IN ANY WAY  SUBJECT  NGPC TO  CLAIMS  THAT  NGPC IS A
     RESPONSIBLE  LANDOWNER  FOR PURPOSES OF  ENVIRONMENTAL  LAWS AND  EXPRESSLY
     AGREES TO INDEMNIFY,  DEFEND, AND HOLD THE INDEMNITEES HARMLESS FOR ANY AND
     ALL  SUCH  CLAIMS  UNLESS  SPECIFIED  HEREIN.  IN NO  EVENT  SHALL  NGPC BE
     RESPONSIBLE FOR THE  ENVIRONMENTAL  CONDITION OF NEDAK'S  FACILITIES OR FOR
     THE  TRACK  UNDER  THIS  AGREEMENT,  PROVIDED  THAT THE  INDEMNITY  IN THIS
     PARAGRAPH  12(B) DOES NOT APPLY TO  LIABILITIES  TO THE EXTENT  PROXIMATELY
     CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNITEE.

     (c) NEDAK FURTHER  AGREES TO INDEMNIFY,  AND HOLD HARMLESS THE  INDEMNITEES
     AGAINST  AND ASSUME  THE  DEFENSE OF ANY  LIABILITIES  ASSERTED  AGAINST OR
     SUFFERED  BY ANY  INDEMNITEE  UNDER OR  RELATED TO THE  FEDERAL  EMPLOYERS'
     LIABILITY  ACT ("FELA")  WHENEVER  EMPLOYEES OF NEDAK OR ANY OF ITS AGENTS,
     INVITEES,  CONTRACTORS  CLAIM OR  ALLEGE  THAT  THEY ARE  EMPLOYEES  OF ANY
     INDEMNITEE OR OTHERWISE. THIS INDEMNITY

     SHALL ALSO  EXTEND,  ON THE SAME BASIS,  TO FELA CLAIMS  BASED ON ACTUAL OR
     ALLEGED  VIOLATIONS  OF ANY  FEDERAL,  STATE OR LOCAL LAWS OR  REGULATIONS,
     INCLUDING  BUT  NOT  LIMITED  TO  THE  SAFETY  APPLIANCE  ACT,  THE  BOILER
     INSPECTION  ACT,  THE  OCCUPATIONAL  HEALTH AND SAFETY  ACT,  THE  RESOURCE
     CONSERVATION  AND RECOVERY ACT, AND ANY SIMILAR  STATE OR FEDERAL  STATUTE,
     PROVIDED  THAT THE  INDEMNITY  IN THIS  PARAGRAPH  12(C)  DOES NOT APPLY TO
     LIABILITIES  TO THE EXTENT  PROXIMATELY  CAUSED BY THE GROSS  NEGLIGENCE OR
     WILLFUL MISCONDUCT OF AN INDEMNITEE.

     (d) Unless specified herein, upon written notice from NGPC, NEDAK agrees to assume the defense of any lawsuit or other  proceeding  brought against any
     Indemnitee by any entity,  relating to any matter covered by this Agreement for which NEDAK has an obligation  to assume  liability for and/or save and hold harmless any  Indemnitee.  NEDAK shall pay all costs  incident to such defense,  including,  but not limited to,  attorneys' fees,  investigators'
     fees, litigation and appeal expenses, settlement payments, and amounts paid in satisfaction of judgments.

PERSONAL PROPERTY WAIVER

13.  ALL PERSONAL PROPERTY,  INCLUDING, BUT NOT LIMITED TO, FIXTURES, EQUIPMENT,
     OR RELATED  MATERIALS UPON THE TRACK WILL BE AT THE RISK OF NEDAK ONLY, AND
     NO  INDEMNITEE  WILL BE LIABLE  FOR ANY DAMAGE  THERETO  OR THEFT  THEREOF,
     UNLESS SUCH DAMAGE IS PROXIMATELY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL
     MISCONDUCT OF AN INDEMNITEE.

14.  NEDAK shall, at its sole cost and expense,  procure and maintain during the life of this  Agreement,  and also  sufficient to address the provisions of section  12 of  this  Agreement  both  during  the  life  of and  following termination  of the  Agreement  and the  existence  of NEDAK as a  business entity, except as otherwise stated in subsection 14(d) below, the following insurance coverage (NEDAK shall also be obligated to cause NGPC to be named as co-insured under all applicable  policies,  shall provide that NGPC must receive 30 days advance  notice in writing prior to termination of any such coverage before such  termination can become  effective,  and shall furnish certificates to NGPC evincing  compliance with these  requirements prior to commencement  of any  relocation  or  construction  activities  under  this
     Agreement):

     (a)  Commercial General Liability  insurance.  This insurance shall contain broad form  contractual  liability  with a combined  single limit of a minimum of $2,000,000  each  occurrence  and an aggregate  limit of at least  $4,000,000.  Coverage  must be  purchased  on a post  1998  ISO occurrence

          or equivalent and include coverage for, but not limited to, all of the following:

          (i) Bodily Injury and Property Damage

          (ii) Personal Injury and Advertising Injury

          (iii) Fire legal liability

          (iv) Products and completed  operations This policy shall also contain
          the   following   endorsements,   which  shall  be  indicated  on  the
          certificate of insurance:

          (v) It is agreed that any  workers'  compensation  exclusion  does not apply to NGPC payments related to the Federal Employers  Liability Act or a NGPC  Wage  Continuation  Program  or  similar  programs  and any payments made are deemed not to be either payments made or obligations assumed  under  any  Workers  Compensation,  disability  benefits,  or unemployment  compensation  law or similar law.

          (vi) The definition of insured contract shall be amended to remove any exclusion or other  limitation  for any work being done within 50 feet of NGPC property.

          (vii)  Any  exclusions   related  to  the   explosion,   collapse  and
          underground hazards shall be removed.  No other endorsements  limiting coverage  may be  included on the policy with regard to the work being performed under this agreement.

     (b)  Business Automobile Insurance. This insurance shall contain a combined single  limit of at  least  $1,000,000  per  occurrence,  and  include coverage for, but not limited to the following:

          (i) Bodily injury and property damage

          (ii)  Any  and  all  vehicles   owned,   used  or  hired

     (c)  Workers  Compensation  and  Employers  Liability  insurance  including coverage for, but not limited to:

          (i) NEDAK's statutory  liability under the worker's  compensation laws of the  state(s)  in which the work is to be  performed.  If  optional under State law, the insurance must cover all employees anyway.

                                       10

          (ii)  Employers'  Liability  (Part B) with limits of at least $500,000 each accident,  $500,000 by disease policy limit,  $500,000 by disease each employee.

          (iii)  All  such  coverage  shall  include  coverage  for the  Federal
          Employers Liability Act and include an alternate employer  endorsement naming NGPC as the  alternate  employer  with coverage for the Federal
          Employers Liability Act. The term "alternate  employer" as used herein and above is being used solely as an insurance term of art. By NEDAK's actions of obtaining insurance coverage as set forth above NEDAK is in no way  intending  or  evidencing  an  alternate  or  dual  employment relationship  with NGPC. The parties  agree:  (1) NGPC has no right to direct or control  NEDAK's  employees  with  respect  to the  physical conduct or the  performance of services;  (2) NGPC does not supervise, nor does it have the right to supervise, details of NEDAK's employees'
          work or the  manner  in  which  such  work is  accomplished;  (3) NGPC retains no control  over the details of the NEDAK's  employees'  work;
          and (4)  NGPC  has no right to  select,  hire,  train or fire  NEDAK's employees.

     (d)  All  risks  property   insurance  covering  all  of  NEDAK's  property
          including property in the care, custody or control of NEDAK.  Coverage shall include the following:

          (i)  Shall  provide  that in  respect  of the  interest  of  NGPC  the insurance  shall not be invalidated by any action or inaction of NEDAK or any other person and shall insure the respective  interests of NGPC as they appear, regardless of any breach or violation of any warranty, declaration  or condition  contained in such  policies by NEDAK or any other person.

          (ii) Include a standard  loss payable  endorsement  naming NGPC as the loss payee as its interests may appear.

     (e)  Other Requirements:

          (i) NEDAK  agrees to waive its right of recovery  against NGPC for all claims and suits against NGPC,  unless due to the gross  negligence or willful  misconduct of NGPC. In addition,  NEDAK's  insurers,  through policy endorsement,  waive their right of subrogation against NGPC for all claims and suits. The certificate of insurance must reflect waiver
          of  subrogation  endorsement.   NEDAK  further  waives  its  right  of
          recovery,  and its  insurers  also waive  their  right of  subrogation against  NGPC for loss of its owned or  leased  property  or  property under its care, custody or control.

                                       11

          (ii)  NEDAK's  insurance  policies  through  policy  endorsement  must include  wording  which  states  that the policy  shall be primary and non-contributing  with respect to any insurance  carried by NGPC.  The certificate  of  insurance  must  reflect  that the above  wording  is included in evidenced policies.

          (iii) All policy(ies)  required above (excluding Workers  Compensation and if applicable,  NGPC  Protective)  shall include a severability of interest endorsement and shall name NGPC as an additional insured with respect  to work  performed  under  this  agreement.  Severability  of interest and naming NGPC as  additional  insured shall be indicated on the certificate of insurance.

          (iv) Prior to commencing  any relocation or  construction  activities,
          NEDAK shall furnish to NGPC an acceptable  certificate(s) of insurance including  an  original  signature  of the  authorized  representative evidencing  the required  coverage,  endorsements,  and amendments and
          referencing  the  contract  audit/folder  number  if  available.   The
          policy(ies)  shall  contain a provision  that  obligates the insurance company(ies)  issuing  such  policy(ies)  to notify NGPC in writing at least 30 days prior to any cancellation,  non-renewal, substitution or material alteration. This cancellation provision shall be indicated on the  certificate  of  insurance.  In the  event of a claim or  lawsuit involving NGPC arising out of this contract, NEDAK will make available any required policy covering such claim or lawsuit.

          (v) Any  insurance  policy  shall be written by a reputable  insurance company acceptable to NGPC or with a current Best's Guide Rating of A-
          and Class VII or better, and authorized to do business in the state(s)
          in which the service is to be provided.

     NEDAK  represents  that this  Agreement  has been  thoroughly  reviewed  by
     NEDAK's insurance agent(s)/broker(s),  who have been instructed by NEDAK to procure the insurance coverage required by this Agreement.

     Not more  frequently  than once every ten (10) years,  NGPC may  reasonably modify  the  required  insurance  coverage  to  reflect  then-current  risk management  practices  of NGPC and to take  into  account  any  changes  in underwriting  practices  affecting the  insurance  necessary or prudent for
     NGPC or available for operations such as NEDAK.

     Failure to provide  evidence of insurance as required by this section shall entitle,  but not require,  NGPC to terminate this  Agreement  immediately.
     Acceptance  of a  certificate  that does not comply with this section shall not operate as a waiver of NEDAK's obligations hereunder.

                                       12

     The fact that insurance (including, without limitation,  self-insurance) is obtained by NEDAK shall not be deemed to release or diminish the  liability of NEDAK  including,  without  limitation,  liability  under the  indemnity provisions  of this  Agreement.  Damages  recoverable  by NGPC shall not be limited by the amount of the required insurance coverage.

     For  purposes  of this  section,  NGPC shall  include the State of Nebraska including all agencies or instrumentalities thereof.

ENVIRONMENTAL

     15.  (a) NEDAK shall comply with all federal, state and local environmental laws and regulations in its use of the Track Area, including,  but not limited to, the Resource  Conservation  and  Recovery  Act, as amended
          (RCRA),  the Clean Water Act, the Oil  Pollution  Act,  the  Hazardous
          Materials  Transportation Act, CERCLA (collectively referred to as the
          "Environmental Laws"). NEDAK shall not maintain a treatment,  storage, transfer or disposal facility, or underground storage tank, as defined by Environmental  Laws on, under, or within the Minimal  Clearances of
          Track Area. NEDAK shall not release or suffer the release ===== of oil or hazardous substances, as defined by Environmental Laws on, under or within the Minimal Clearances of the Track Area.

          (b) NEDAK shall give NGPC  immediate  notice to NGPC of any release of
          hazardous   substances  on  or  from  the  Track  Area,  violation  of
          Environmental   Laws,  or   inspection  or  inquiry  by   governmental
          authorities charged with enforcing  Environmental Laws with respect to
          NEDAK's use of the Track Area. NEDAK shall use commercially reasonable efforts to promptly  respond to any release on or from the Track Area.
          NEDAK also shall give NGPC immediate notice of all measures undertaken on behalf of NEDAK to investigate,  remediate, respond to or otherwise cure such release or violation.

          (c) Except as specified herein, in the event that NGPC has notice from
          NEDAK or otherwise of a release or violation of Environmental  Laws on the Track Area  which  occurred  or may occur  during the term of this
          Agreement,  NGPC may require NEDAK,  at NEDAK's sole risk and expense, to take  timely  measures  to  investigate,  remediate,  respond to or otherwise  cure such release or violation  affecting the Plant,  Track
          Area or NGPC's  right-of-way  over the Cowboy  Trail.

          (d) NEDAK shall  promptly  report to NGPC in writing any conditions or activities upon the Track Area which create a risk of harm to persons, property  or  the  environment  and  shall  take  whatever  action  is necessary to prevent injury to persons or property arising out of such conditions or activities; provided, however, that NEDAK's reporting to
          NGPC shall not relieve NEDAK of any obligation  whatsoever  imposed on it by this Agreement.  NEDAK shall promptly  respond to NGPC's request for  information  regarding said  conditions or  activities.

                                       13

          (e) NGPC  represents and warrants to NEDAK that NGPC has no knowledge, actual or imputed, of the existence of any Hazardous Substances on the
          Cowboy Trail as of the Effective  Date. NGPC shall  indemnify,  defend
          (by counsel  acceptable to NEDAK) and hold harmless  NEDAK and each of
          NEDAK's  directors,   officers,  employees,  agents,  successors,  and
          assigns, from and against any an all claims,  liabilities,  penalties,
          fines,   judgments,   forfeitures,   losses,   cleanup,   remediation,
          detoxification,  costs or expenses  (including  reasonable  attorney's fees,  consultants'  fees, and expert fees) for the death of or injury to any person or damage to any  property  whatsoever,  arising from or caused in whole or in part,  directly or  indirectly,  by the presence in, on, under, or about the Track Area, or any discharge or release in or from the Track Area,  of any  Hazardous  Substances,  except to the extent  that any such  presence,  discharge,  or  release is caused by
          NEDAK's  activities  on the  Track  Area.  "Hazardous  Substances"  is
          defined  as any  pollutant,  toxic or  hazardous  waste or  substance, petroleum product,  oil, asbestos,  PCB or other substance  regulated, prohibited, restricted or controlled by law and/or regulations related to  protection  of health or the  environment  or posing a risk to the health and safety of a person.

ALTERATIONS

     16.  NEDAK may not make any  alterations  of the Track Area or  permanently affix  anything  to the Track Area  except as provided in the Plans or herein,  or make any  alterations to any other  property  belonging to
          NGPC except as provided  herein,  without NGPC's prior written consent which consent shall not be unreasonably withheld or delayed,  provided that this  section  16 shall not  apply to  repair or  replacement  of structures or  facilities  described in the Plans.

NO WARRANTIES

     17.  NGPC'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE EXPRESSLY  STATED IN
          THIS  AGREEMENT  AND SHALL NOT INCLUDE  ANY IMPLIED  DUTIES OR IMPLIED
          WARRANTIES,  NOW OR IN THE FUTURE.  NO  REPRESENTATIONS  OR WARRANTIES
          HAVE BEEN MADE BY NGPC OTHER THAN THOSE  CONTAINED IN THIS  AGREEMENT.
          NEDAK HEREBY WAIVES ANY AND ALL WARRANTIES,  EXPRESS OR IMPLIED,  WITH
          RESPECT TO THE TRACK WHICH MAY EXIST BY OPERATION OF LAW OR IN EQUITY,
          INCLUDING,   WITHOUT  LIMITATION,  ANY  WARRANTY  OF  MERCHANTABILITY,
          HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

QUIET ENJOYMENT

     18.  NGPC hereby  represents,  covenants  and agrees (a) that NGPC has full right and power to  execute  and  perform  this  Agreement  subject to approval  by the Board of  Commissioners,  and (b) that if NEDAK shall perform all the  covenants  and  agreements  herein  stipulated  to be performed  on  NEDAK's  part,  NEDAK  shall at

                                       14

          all times during the  continuance  hereof have the peaceable and quiet enjoyment and  possession  of the Track Area without any  interruption from NGPC or any person or persons lawfully claiming the Track Area or
          Cowboy Trail.

DEFAULT

     19.  (a) If NEDAK creates or maintains  any  condition,  including  without limitation,  any environmental  condition, on or about the Track Area, which in NGPC's reasonable judgment interferes with or endangers =====
          the  operations of NGPC,  or in case of any  assignment or transfer of this Agreement by operation of law, NGPC may, at its option, terminate this Agreement by serving ten (10) days' notice in writing upon NEDAK, after  first  giving  NEDAK  thirty  (30)  days'  written  notice  and opportunity to cure,  provided that if NEDAK in good faith within said thirty  (30) days  commence to correct  such  breach,  and  diligently proceed  therewith to complete,  then NEDAK shall not be considered in default.

          (b)  Except as  otherwise  set forth in  subparagraph  19(a)  above or elsewhere in this Agreement, if NEDAK defaults on any of the covenants or agreements of NEDAK  contained in this  document,  NGPC may, at its option,  terminate  this Agreement on ten (10) days' notice in writing to NEDAK,  after first giving NEDAK thirty (30) days'  written  notice and  opportunity to cure,  provided that if NEDAK in good faith within said thirty (30) days commence to correct such breach,  and diligently proceed  therewith to complete,  then NEDAK shall not be considered in default.

          (c) Any waiver by NGPC of any default or defaults shall not constitute a waiver of the right to terminate  this  Agreement for any subsequent default  or  defaults,  nor  shall any such  waiver in any way  affect
          NGPC's ability to enforce any Section of this Agreement.  The remedies set  forth in this  Section  19 shall be in  addition  to,  and not in limitation  of,  any  other  remedies  that NGPC may have at law or in equity.

LIENS

     20.  NEDAK shall  promptly pay and  discharge any and all liens arising out
          of  any  construction,   alterations  or  repairs  done,  suffered  or
          permitted to be done by NEDAK on Track Area. NGPC is hereby authorized to post any notices or take any other  action upon or with  respect to
          Track  Area  that  is or  may be  permitted  by  law  to  prevent  the attachment of any such liens to Track Area;  provided,  however,  that failure of NGPC to take any such action shall not relieve NEDAK of any obligation or liability  under this Section 20 or any other Section of this Agreement.

TERMINATION

                                       15

     21.  (a) In addition to all other  remedies  available at law or in equity,
          NGPC may,  without  incurring any liability to NEDAK,  terminate  this
          Agreement and  discontinue  the maintenance and operation of the Track
          Area  and  remove  the NGPC  Track  Area,  in the  event of any of the
          following   contingencies:

               (i) If NEDAK fails to complete  (A)  construction  of trackage on the Track Area or (B)  construction  of any relocated  portion of the Cowboy Trail  within  eighteen  (18) months of the  Effective
               Date of this  Agreement,  then NGPC at NGPC's sole discretion may terminate  this  Agreement,  effective  upon  thirty  (30)  days'
               written notice by NGPC that the Plans have not been substantially complied  with.

               (ii) If NEDAK completes construction but then fails to employ the
               Track  Area for rail  transport  for any  period of  twelve  (12)
               continuous months,  NGPC at its option and in its sole discretion may terminate this Agreement, effective immediately.

               (iii) If the common carrier railroad to which the trackage on the
               Track  Area  is  connected  is  authorized  by  competent  public
               authority  to  abandon  its  line  to  which  said   trackage  is
               connected,   NGPC  may   terminate   this   Agreement   effective
               immediately.

          (b) NEDAK may terminate this Agreement, at any time, by serving thirty
          (30) days' written notice of termination  upon NGPC,  provided however that such  termination  shall not relieve NEDAK of any  obligations or liabilities  arising under this Agreement,  nor require NGPC to refund any rent or fees paid.

          (c) Upon the  expiration or  termination of this Agreement as provided herein,  NEDAK  shall,  at its  sole  cost  and  expense,  remove  any facilities  or  improvements  upon,  over, or under the Track Area and restore the Cowboy Trail to substantially the state in which it was on the Effective  Date of this  Agreement.  In the event NEDAK shall fail within  thirty  (30) days after the date of such  termination  to make such removal and restoration,  the NGPC may, at its option, remove the facilities or improvements  or otherwise  restore the Cowboy Trail and in such event NEDAK shall,  within thirty (30) days after receipt of a bill therefor, reimburse NGPC for any reasonable costs incurred. Prior to the  inception  of  construction,  NEDAK shall post a bond or other security  acceptable  to NGPC in an amount no less than  $50,000.00 to ensure  performance of the  obligations  set forth above.  This amount shall be adjusted for  inflation at each lease  renewal in  accordance with the CPI-U  methodology set forth in section 2, paragraph (b).

          (d) NEDAK hereby agrees to waive and release all claims,  rights,  and causes of action that NEDAK has, may have, or may assert  against NGPC because of the  discontinuance  of  operation  and removal of the NGPC
          Track Area as provided in this Section 21 of this Agreement.

                                       16

ASSIGNMENT/SUBLETTING

     22.  This  Agreement  will inure to the benefit of and be binding  upon the successors and assigns of the parties hereto.  Either party hereto may assign this Agreement;  provided,  however, that such assignments will not relieve the  assignor  of any of its rights or  obligations  under this  Agreement.  Without  limiting the  generality of the  foregoing,
          NEDAK shall have the right to collaterally assign or pledge, or create a  security  interest  in,  this  Agreement,  and the  rights of NEDAK
          hereunder   (any  of  the   foregoing,   collectively,   a  "Leasehold
          Encumbrance") in favor of an institutional lender or lenders providing construction or permanent  financing for the development of the Plant, and  facilities  related  thereto.  In  the  event  of  any  Leasehold
          Encumbrance,   NEDAK  shall  give  written  notice  thereof  to  NGPC,
          whereupon,  and  notwithstanding any other term, covenant or condition herein:

          (a)  Any notices of  default,  and  further  communications  regarding default,  delivered  by NGPC to  NEDAK  shall  be  simultaneously furnished to the holder of the Leasehold Encumbrance ("Lender");

          (b)  NGPC shall afford the Lender an opportunity to cure such default, and shall  accept such cure,  whether  monetary or  non-monetary, from Lender; and in the case of any non-monetary  default,  shall afford  Lender an  additional  thirty  (30) days from any  period otherwise allowed to NEDAK to cure such default hereunder;

          (c)  In the event Lender forecloses or takes title to NEDAK's interest hereunder,  through the exercise of any right or remedy under any document evidencing or securing its Leasehold Encumbrance,  or at law or in equity,  NGPC shall recognize  Lender as the substitute lessee under this Agreement, upon all of the terms, covenants and conditions hereof, free and clear of any unperformed  obligations by NEDAK hereunder; and

          (d)  Upon such  foreclosure  or other  acquisition of title to NEDAK's interest  hereunder,  the Lender  shall  have the  right,  in its discretion,  to sell,  transfer  or assign its  interest  in this
               Agreement  to  any  third  party  who,  in  Lender's   reasonable
               judgment, be capable of owning,  managing and operating the Plant and its appurtenant facilities,  including the Track Area, in the manner contemplated hereunder.

NOTICES

     23.  Any notice required or permitted to be given hereunder by one party to the other shall be in writing and the same shall be given and shall be deemed  to have been  served  and  given if (i)  placed in the  United
          States mail,  certified,  return receipt requested,  or (ii) deposited into  the  custody  of  a  nationally  recognized  overnight  delivery service, addressed to the party to be notified at the address for such party  specified  below,  or to such other  address as the party to be notified  may  designate by giving the other party no less than thirty
          (30) days'  advance  written  notice of such  change in  address.

                                       17

For NEDAK:                                       For NGPC:

Attention:  Jerome Fagerland                     Realty Division
87590 Hillcrest Road                             2200 N. 33rd Street
P.O. Box 391                                     P.O. Box 30370
Atkinson, Nebraska 68713                         Lincoln, Nebraska 68503-0370
                                                 Attn: Cowboy Trail

SURVIVAL

     24.  Neither  termination nor expiration will release either party from any liability or obligation under this Agreement,  whether of indemnity or otherwise,  resulting  from any acts,  omissions  or events  happening prior to the date of termination or expiration, or, if later, the date when the Track Area, facilities,  and improvements are removed and the right-of-way is restored to its condition as of the Effective Date.

RECORDATION

     25.  It is understood  and agreed that this  Agreement may be recorded with any relevant county  offices,  and a memorandum of Lease Agreement may instead be filed and recorded with the relevant county offices.

APPLICABLE LAW

     26.  All  questions   concerning  the   interpretation  or  application  of
          provisions of this Agreement shall be decided according to the laws of the State of Nebraska.

SEVERABILITY

     27.  To the maximum extent possible, each provision of this Agreement shall be  interpreted  in such  manner as to be  effective  and valid  under applicable  law,  but if any  provision  of this  Agreement  shall  be prohibited  by, or held to be  invalid  under,  applicable  law,  such
          provision   shall  be  ineffective   solely  to  the  extent  of  such
          prohibition or invalidity, and this shall not invalidate the remainder of such provision or any other provision of this Agreement.

INTEGRATION

     28.  This  Agreement  is the full and complete  agreement  between NGPC and
          NEDAK with  respect to all  matters  relating to the  maintenance  and operation  of the  Track  Area and  supersedes  all  other  agreements between the parties hereto  relating to

                                       18

          the  maintenance  and  operation of the Track Area.  However,  nothing herein is intended to terminate any  surviving  obligation of NEDAK or
          NEDAK's  obligation  to  defend  and hold NGPC  harmless  in any prior written agreement between the parties.

MISCELLANEOUS

     29.  The  waiver  by NGPC of the  breach of any  provision  herein by NEDAK shall in no way impair the right of NGPC to enforce that provision for any subsequent breach thereof.

     30.  The  Effective  Date  shall  be the date by which  both  parties  have executed and delivered the Agreement to each other, and NEDAK has paid the initial  administrative  fee provided in paragraph 5. In the event
          NGPC staff advise that the  Agreement is  available  for  execution by
          NEDAK or has been  executed  by NGPC and NEDAK  fails to  execute  and deliver the lease within ten days,  or pay the initial  administrative fee  within ten days,  then this  Agreement  shall be deemed  null and void.

     31.  This  Agreement may be executed  separately and  independently  in any number of  counterparts,  each of which when so executed and delivered shall be deemed an  original,  but such  counterparts  shall  together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       19

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate the day and year first herein above written.

NEDAK ETHANOL, LLC                           NEBRASKA GAME AND PARKS COMMISSION

/s/ Jerome Fagerland                          /s/ Rex Amack
-----------------------------------          ----------------------------------
By: Jerome Fagerland                         Rex Amack
Its: President and General Manager           Director
Date: June 19, 2007                          Date: June 8, 2007

State of Nebraska

County of ___________________

The foregoing Instrument was acknowledged before me this ____ day of __________,
2007 by  ___________________,  the  _________________  of NEDAK Ethanol,  LLC, a
Nebraska limited liability company.

                                               --------------------------------
                                               Notary Public
My commission expires:

State of Nebraska

County of ______________

The foregoing instrument was acknowledged before the this ___ day of __________,
2007 by  __________________,  the  __________________ of Nebraska Game and Parks
Commission, a Nebraska state agency.

                                                --------------------------------
                                                Notary Public
My commission expires:

                                       20

                                   EXHIBIT "A"

                         Legal Description of Track Area

Description  for the centerline of proposed  railroad track through  Section 25,
T29N, R12W of the 6th P.M. in Holt County, Nebraska, described as follows:

Commencing at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill,  Holt  County,  Nebraska,  said point  also being on the  northeasterly right-of-way  line of the  Cowboy  Trail,  formerly  known as the  northeasterly right-of-way  line of  Chicago  and  Northwestern  Railroad,  and  assuming  the northeasterly  right-of-way  line of said  Cowboy  Trail to have a bearing  of S
79(degree)14'04"  E;  thence  S  79(degree)14'04"  E and on  said  northeasterly right-of-way line, 158.88 feet, to a point on a curve; thence S 89(degree)56'23"
W,  282.46  feet;   thence  N   79(degree)24'51"   W,  434.10  feet;   thence  N
80(degree)00'32"  W, 118.93 feet; thence N 80(degree)36'13" W, 3,183.31 feet, to the  point  of  beginning;  thence  N75(degree)23'55"  W,  185.71  feet;  thence northwesterly on a 764.49-foot radius curve concaved southwesterly,  69.45 feet, with a chord bearing of N 78000'04" W and chord distance of 69.43 feet; thence N
80(degree)36'13" W, 1,376.76 feet; thence  northwesterly on a 764.49-foot radius
curve  concaved   southwesterly,   69.45  feet,   with  a  chord  bearing  of  N
83(degree)12'22" Wand chord distance of 69.43 feet; thence N 85(degree)48'31" W,
185.71 feet, to the point of termination.

Commencing at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill, Holt County, Nebraska; thence S 00(degree)04'37" W (assumed bearing) on the west line of 1st  Street,  a distance  of 29.10  feet,  to the true point of beginning of an 18.5-foot right-of-way easement; thence easterly on a centerline of said easement  with 10 feet of  right-of-way  on the southerly  side measured radially from said centerline and with 8.5 feet of right-of-way on the northerly side measured radially from said centerline,  on a non-tangential curve with the last  course,  concaved  northerly,  having a radius  of  764.47  feet,  a chord distance  of 83.90  feet and a chord  bearing  of S  89(degree)43'34"  E, an arc distance of 83.94 feet,  to the east line of said 1st Street  being the point of termination.

Commencing at the southeast  corner of Block 43, Rigg's  Addition to the City of
O'Neill, Holt County, Nebraska; thence S 00(degree)04'37" W (assumed bearing) on
the  west  line  of  1st  Street,  a  distance  of  29.10  feet;   thence  on  a
non-tangential curve with the last course,  concaved northerly,  having a radius of 764.47  feet,  a chord  distance  of 83.90  feet,  and a chord  bearing  of S
89(degree)43'34"  E, an arc distance of 83.94 feet, to the east line of said 1st
Street,  also being the true point of beginning;  thence on a centerline with 10 feet on the southerly side measured  radially from said  centerline and with 8.5 feet on the northerly side measured radially from said centerline, continuing on last described  curve with a chord bearing of N  83(degree)54'35"  E and a chord distance of 85.84 feet,  an arc distance of 85.89 feet,  to a point of tangency;
thence continuing on said centerline N 80(degree)41'30"  E, a distance of 241.82 feet,  to  the  southerly  line  of  Grant  Street,  also  being  the  point  of termination,  containing  0.138  acre of  land,  more or  less,  subject  to all easements of record.

                                   EXHIBIT "B"

                                      Plans

Other specifications:

     1.   At all  points,  the  relocated  pedestrian/bicycle  trail shall be at least [18 feet] from the  centerline  of the Track Area (as defined in the Agreement).

     2.   If erected,  warning signs and barriers  shall be located at least [10 feet]  from  the  centerline  of the  Track  Area (as  defined  in the
          Agreement).

                                   EXHIBIT "C"

                        Legal Description of Cowboy Trail

                                   EXHIBIT "D"

                              Permitted Exceptions

None.

                                   EXHIBIT "E"

                             Conditional Use Permit